Exhibit 99.2 Investor Presentation August 2018

KIMBALL ELECTRONICS (Nasdaq: KE) // Safe Harbor Statement Certain statements contained within this presentation may be considered forward-looking under the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties including, but not limited to, successful integration of acquisitions and new operations, global economic conditions, geopolitical environment, significant reductions in volumes and order patterns from key contract customers, loss of key customers or suppliers, financial stability of key customers and suppliers, availability or cost of raw materials, impact related to tariffs and other trade barriers, and increased competitive pricing pressures reflecting excess industry capacities. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of Kimball Electronics, Inc. (the “Company”) are contained in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018 and other filings with the Securities and Exchange Commission (the “SEC”). This presentation contains non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with Generally Accepted Accounting Principles (GAAP) in the United States in the statement of income, statement of comprehensive income, balance sheet, statement of cash flows, or statement of equity of the company. The non-GAAP financial measures contained herein include Adjusted Operating Income/Margin, Adjusted Net Income/Margin, Adjusted EBITDA/Margin, Tangible Book Value, Tangible Book Value per Share, Adjusted Earnings Per Share, and Return on Invested Capital (ROIC), which have been adjusted for spin-off expenses, restructuring charges, proceeds from a lawsuit settlement, a bargain purchase gain, and provisional tax items related to the U.S. Tax Cuts and Jobs Act (“Tax Reform”) enacted in December 2017. Management believes it is useful for investors to understand how its core operations performed without the effects of incremental costs related to the spin-off, restructuring charges, the lawsuit proceeds, the bargain purchase gain, and provisional tax items related to Tax Reform. Excluding these amounts allows investors to meaningfully trend, analyze, and benchmark the performance of the Company’s core operations. Many of the Company’s internal performance measures that management uses to make certain operating decisions use these and other non-GAAP measures to enable meaningful trending of core operating metrics.

KIMBALL ELECTRONICS (Nasdaq: KE) // Who We Are Global contract manufacturer Headquarters: of electronic components used in… Jasper, Indiana Automotive, Industrial, Medical & Public Safety Industries Established in 1961 Focused on non-commodity products and components that require … Nasdaq: KE complexity, quality, reliability, and durability Market Cap*: $517 M FY18 Revenue: $1.1 B 5,700 employees, 9 manufacturing facilities in 6 countries FYE: June 30 * As of August 10, 2018 KIMBALL ELECTRONICS 3

KIMBALL ELECTRONICS (Nasdaq: KE) // Why Invest? Expect high single-digit revenue • Utilization rates increase growth Opportunities Above Average to Expand • New customer programs • Focus on secular growth trends mature Revenue • Positive outsourcing trends Profitability Growth • Contribution from new • Market share gains and Returns strategic investments Significant barriers to entry • 10 year+ relationships with • Focus in areas that require Sustainable 61% (as a % of revenue) of complexity, regulatory approval, Predictable & customers* Competitive and durable electronics Recurring • 3 to 10 year typical program Advantage • Sustainable long-term customer Revenue life relationships Track record of disciplined capital allocation decisions Strong • Investment focus on ROIC Balance • Repurchased >10% of outstanding shares Sheet • $46 million in cash… No LT debt* • $150 million Credit Facility, with option to increase to $225 million** * As of or For the Year Ended June 30, 2018 KIMBALL ELECTRONICS 4 ** As of July 27, 2018

KIMBALL ELECTRONICS (Nasdaq: KE) // What We Do PUBLIC SAFETY 6%* INDUSTRIAL 20%* • Thermal Imaging • Climate Controls • Fire Detection • Automation Controls • Defense • LED Lighting • Security • Operator Interface $1.1B OTHER 1% FY 2018 NET SALES AUTOMOTIVE 44%* MEDICAL 29%* • Electronic Power Steering • Sleep Therapy and Respiratory Care • Anti-Lock Brakes • Patient Care and Monitoring • Occupant Safety • In Vitro Diagnostics • Telematics • Drug Delivery Contract Manufacturer of non-commodity products and components that require complexity, quality, reliability, and durability KIMBALL ELECTRONICS *As a % of FY2018 total revenue; Unaudited 5

KIMBALL ELECTRONICS (Nasdaq: KE) // Our Value Proposition/Competitive Moat Global consistency - Single instance of SAP supports manufacturing operations globally. Standard lean six sigma practices shared across all facilities. Deep domain expertise - Experienced body of knowledge required for high quality, high reliability, highly complex, and durable electronics. Regulatory compliance & industry certifications - FDA, ISO, UL, CSA, RoHS, WEEE, DFT, HALT, HASS, IPC, J-STD Global Footprint – Support global OEMs in all areas of the world. More easily allows programs to be single sourced. 57 year history – Track record for quality and cost innovation. KIMBALL ELECTRONICS 6

KIMBALL ELECTRONICS (Nasdaq: KE) // Sustainable Long-Term Customer Relationships 11% More than 10 Years 28 Customers Typical Program Length 5-10 Years Automotive: 5-7 years 28% 18 Customers Medical: 10 years 61% Industrial: 3-5 years Less than 5 Years 30 Customers % of Net Sales FY18 Programs are mostly single sourced Recurring revenue Long-term predictable revenue Enables 5 year planning Enables projects focused on multi-year ROIC KIMBALL ELECTRONICS 7

KIMBALL ELECTRONICS (Nasdaq: KE) // Sizable Addressable Market Total Market Size $471 Billion Industrial Market CAGR CAGR Medical $31 Verticals 2012-2017 2017-2022 Billion Automotive 5.9% 8.3% $19 Medical 5.1% 6.2% Billion Industrial 2.5% 5.9% Total Market 2.7% 7.5% Automotive $14 Billion Focused on Fast Growing Market Verticals Source: THE WORLDWIDE ELECTRONICS MANUFACTURING SERVICES MARKET – 2018 EDITION New Venture Research Corp. KIMBALL ELECTRONICS 8

KIMBALL ELECTRONICS (Nasdaq: KE) // Rapid Change for Traditional Manufacturing • Outsourcing is accelerating… – Faster time to market – Allocating resources to points of differentiation – Eco-system is becoming exponentially more complicated – Global worker shortage – Near sourcing •Disruption is coming… – Automation – 3D Printing – Artificial Intelligence – Augmented Reality Creates Multiple Opportunities for Kimball Electronics KIMBALL ELECTRONICS 9

KIMBALL ELECTRONICS (Nasdaq: KE) // Megatrends Opportunities Increasing electronic content per vehicle • Advanced Driver Assistance Systems (“ADAS”) • Infotainment Systems • Passenger Safety Systems • Mobility/Vehicle Management • Electric Vehicles • Redundant Systems for Self Driving Cars Global Automotive electronics assembly value to grow 8.3% through 2022 Sources: Clemson University; THE WORLDWIDE ELECTRONICS MANUFACTURING KIMBALL ELECTRONICS SERVICES MARKET – 2018 EDITION New Venture Research Corp. 10

KIMBALL ELECTRONICS (Nasdaq: KE) // Megatrends Opportunities Healthcare Growth Internet Connected Devices • Aging Population • Internet of Things • Increasing Access to Care • Smart Metering • Remote Patient Monitoring • Energy Efficient Lighting • Decreasing Device Size • Connected Drug Delivery Global Medical electronics assembly value to grow 6.2% through 2022 Global Industrial electronics assembly value to grow 5.9% through 2022 KIMBALL ELECTRONICS * THE WORLDWIDE ELECTRONICS MANUFACTURING SERVICES MARKET – 2018 EDITION New Venture Research Corp. 11

KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value Target end markets with strong secular growth Make investments that enable greater strategic customer engagement and enhance return profile Leveraging existing assets & continuously improving efficiencies KIMBALL ELECTRONICS 12

KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value (Unaudited) End Markets with Secular Growth - Automotive Kimball Automotive Growth 44% of Revenue* AUTOMOTIVE FY18 Growth CAGR 2014-2018 • Electronic Power Steering • Anti-Lock Brakes 14% 24% • Occupant Safety • Telematics Market Growth Representative Customers CAGR 2012-2017** CAGR 2017-2022** 5.9% 8.3% 1 in 5 light vehicles have a Kimball Part *As a % of FY2018 total revenue KIMBALL ELECTRONICS ** THE WORLDWIDE ELECTRONICS MANUFACTURING SERVICES MARKET – 2018 EDITION New Venture Research Corp . 13

KIMBALL ELECTRONICS (Nasdaq: KE) // Automotive Revenue Vs. Global Production 35% 31.9% 30% 25% 20% 16.8% 13.3% 15% 10% 6.0% 4.8% 5% 1.8% 2.1% 1.7% 0% 2015 2016 2017 YTD June'18*** KE Automotive Revenue Growth** Change in global light vehicle production* Key Drivers: Increasing Electronic Content Per Vehicle Taking Market Share *Source IHS **Represents calendar year revenue growth *** 31.9% is for the six month period ended June 30, 2018 versus the six month period ended June 30, 2017/ 1.7% Global light vehicle production KIMBALL ELECTRONICS YTD through June 30, 2018 - IHS Around the Word Report July 2018 14

KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value (Unaudited) End Markets with Secular Growth - Medical Kimball Medical Growth 29% of Revenue* CAGR 2014-2018 FY18 Growth MEDICAL • Sleep Therapy and 11% 22% Respiratory Care • Patient Care and Monitoring • In Vitro Diagnostics • Drug Delivery Market Growth Representative Customers CAGR 2012-2017** CAGR 2017-2022** 5.1% 6.2% Medical Healthcare Healthcare *As a % of FY2018 total revenue KIMBALL ELECTRONICS ** THE WORLDWIDE ELECTRONICS MANUFACTURING SERVICES MARKET – 2018 EDITION New Venture Research Corp. 15

KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value (Unaudited) End Markets with Secular Growth – Industrial 20% of Revenue* Kimball Industrial Growth INDUSTRIAL CAGR 2014-2018 FY18 Growth • Climate Controls • Automation Controls • LED Lighting 3% 6% • Operator Interface Market Growth Representative Customers CAGR 2012-2017** CAGR 2017-2022** 2.5% 5.9% *As a % of FY2018 total revenue KIMBALL ELECTRONICS ** THE WORLDWIDE ELECTRONICS MANUFACTURING SERVICES MARKET – 2018 EDITION New Venture Research Corp. 16

KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value Investments that Increase Customer Engagement Diversified Contract Manufacturing Services (DCMS) Offer manufacturing services for non-electronic components, plastics, and metal fabrication in existing markets/customers • Increase customer engagement - Offer turnkey and/or larger package of value to the customer • Enhance returns - Attractive margin and return profile Metal Fabrication Plastics KIMBALL ELECTRONICS 17

KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value Investments that Increase Customer Engagement Automation, Test & Measurement Systems (AT&M) Expand capabilities to manufacture, install, and service manufacturing systems • Enable greater strategic customer engagement – Engaged in the decision to build internally or contract, as well as the decision of How to build it • Enhance profitability/return with a business that includes proprietary products, software, and services • Improve existing operations - Leverage AT&M expertise to improve efficiencies of existing facilities

KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value Acquisition Strategy Primary Focus: Key Criteria To establish a global market leadership • New capabilities position as a premier AT&M provider • Alignment with four end-market strategy Secondary Focus: • New customer relationships and minimum • Medical focused Diversified Contract customer overlap Manufacturing Services • EPS accretive by the second year and ROIC • Opportunistic deals in key market verticals accretive by the third year KIMBALL ELECTRONICS 19

KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value Leveraging Existing Assets Greenfield Romania Plant Completed Construction in FY 2016 Reached Breakeven by FYE 2018 Greenfield China Plant Poznan, Poland Completed Construction in 2005 Reach Target Contribution by 2010 Indianapolis, IN Jasper, IN Timisoara, Romania Tampa, FL Nanjing, China Reynosa, Mexico Laem Chabang, Thailand 1.2 million square feet of owned manufacturing space KIMBALL ELECTRONICS 20 4,300+ Employees Worldwide 1,160,000 sq. ft. Total Facility Square Footage

KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value ROIC Measured Over Multiple Years As new programs mature, volumes ramp and cost efficiencies are gained Increased launch activity in recent years has put near term pressure on profitability/returns ROIC measured over multiple years Programs are mostly singe sourced Program Life-Cycle Initial investments volume ramp and Efficiencies from Efficiencies offset by End of sourcing & process utilization pricing pressure product life improvement improves Profitability Time (3 to 10 years) KIMBALL ELECTRONICS 21

KIMBALL ELECTRONICS (Nasdaq: KE) // Financial Review Revenue Growth, Margin Expansion, and Strong Financial Profile KIMBALL ELECTRONICS 22

KIMBALL ELECTRONICS (Nasdaq: KE) // Financial Targets 8% 4.5% 12.5% Revenue Growth Operating Margin ROIC KIMBALL ELECTRONICS 23

KIMBALL ELECTRONICS (Nasdaq: KE) // Revenue Performance Target 8% - Achieving above target growth rates 10% - CAGR Fiscal Year 2014 to Fiscal Year 2018 15% growth FY18 (ended June 30, 2018) $1,100 $1,000 $900 $800 $700 $600 $500 $400 $300 FY14 FY15 FY16 FY17 FY18 In $ millions KIMBALL ELECTRONICS 24

KIMBALL ELECTRONICS (Nasdaq: KE) // (Unaudited) Revenue Mix by Vertical Market 100% 2% 2% 2% 2% 1% 6% 7% 7% 7% 7% 90% 20% 80% 26% 24% 22% 22% 70% 60% 29% 30% 28% 50% 28% 30% 40% 30% 41% 44% 20% 37% 37% 39% 10% 0% FY14 FY15 FY16 FY17 FY18 Automotive Medical Industiral Public Safety Other KIMBALL ELECTRONICS 25

KIMBALL ELECTRONICS (Nasdaq: KE) // Profitability Trends (Unaudited) Adjusted Operating Income/Margin* Target 4.5% Operating Margin Expect improvement from ramping utilization of greenfield plant in Romania and maturity of new programs $45 4.8% 4.0% 5.0% 4.2% 4.5% $40 3.6% 3.5% 4.0% $35 3.5% $30 3.0% 2.5% $25 2.0% $20 1.5% 1.0% $15 0.5% $10 0.0% In $ millions FY14 FY15 FY16 FY17 FY18 * Adjusted Operating Income and Margin are Non-GAAP terms. A reconciliation is provided in the appendix of this presentation. KIMBALL ELECTRONICS 26

KIMBALL ELECTRONICS (Nasdaq: KE) // Profitability Trends (Unaudited) Adjusted EBITDA/Margin* Expect improvement from ramping utilization of greenfield plant in Romania and maturity of new programs $80 8.0% 6.9% 7.0% 6.7% $70 6.3% 7.0% 5.7% $60 6.0% 5.0% $50 4.0% $40 3.0% $30 2.0% $20 1.0% $10 0.0% In $ millions FY14 FY15 FY16 FY17 FY18 * Adjusted EBITDA and Margin are Non-GAAP terms. A reconciliation is provided in the appendix of this presentation. KIMBALL ELECTRONICS 27

KIMBALL ELECTRONICS (Nasdaq: KE) // (Unaudited) Target 12.5% ROIC Significant capex spending to fuel multi-year organic growth and expansion in ROIC • DCMS • Romanian Plant FY2015 to FY2017 - $40 million+ investment in excess of D&A spent on Growth 14.0% 12.4% 12.5% 14.0 11.6% 11.8% 12.0% 10.7% 10.7% 10.4% 10.3% 7.9% 10.2% 12.0 9.6% 9.6% 10.0% 8.7% 9.0% 9.0% 10.0 7.7% 8.0% 8.0 6.0% 6.0 4.0% 4.0 2.0% 2.0 0.0% In $ millions D&A Total Capex ROIC ** ROIC is a Non-GAAP term. A reconciliation is provided in the appendix of this presentation. KIMBALL ELECTRONICS 28

KIMBALL ELECTRONICS (Nasdaq: KE) // (Unaudited) Capital Allocation Reinvest in the business – Significant capex spending of approximately $30 million/year to multi-year organic growth and expansion in ROIC Acquisitions - $10+ million of opportunistic acquisitions over past three years. Going forward M&A will play an important role in strategic direction of the firm. Share Repurchase – $44.5 million of common stock repurchases representing more than 10% of outstanding shares over past three years at an average price of $13.92/share $70 $60 $50 $40 $30 $20 $10 $0 FY15 FY16 FY17 FY18 In $ millions KIMBALL ELECTRONICS 29

KIMBALL ELECTRONICS (Nasdaq: KE) // (Unaudited) Strong Balance Sheet Ample Liquidity for Growth $46M in cash* No long-term debt* $150M credit facility, with option to increase to $225 million** 1.2 million square feet of owned manufacturing space Consistent Working Capital Management DSO – 57 to 62 days Inventory Turns – 5.1x to 6.2x per year Cash Conversion Cycle – 59 to 63 days * As of June 30, 2018 ** As of July 27, 2018 KIMBALL ELECTRONICS 30

KIMBALL ELECTRONICS (Nasdaq: KE) // (Unaudited) Growing Book Value Growth in Tangible Book Value Per Share/ Adjusted Earnings Per Share* $13 $12 $1.28 $1.12 $11 EPS $0.77 Book Value $10 $0.97 $9 $8 $7 $6 FY15 FY16 FY17 FY18 * Adjusted Earnings Per share and Tangible Book Value are Non-GAAP terms. A reconciliation is provided in the appendix of this presentation. KIMBALL ELECTRONICS 31

KIMBALL ELECTRONICS (Nasdaq: KE) // Why Invest? Expect high single-digit revenue • Utilization rates increase growth Opportunities Above Average to Expand • New customer programs • Focus on secular growth trends mature Revenue • Positive outsourcing trends Profitability Growth • Contribution from new • Market share gains and Returns strategic investments Significant barriers to entry • 10 year+ relationships with • Focus in areas that require Sustainable 61% (as a % of revenue) of complexity, regulatory approval, Predictable & customers* Competitive and durable electronics Recurring • 3 to 10 year typical program Advantage • Sustainable long-term customer Revenue life relationships Track record of disciplined capital allocation decisions Strong • Investment focus on ROIC Balance • Repurchased >10% of outstanding shares Sheet • $46 million in cash… No LT debt* • $150 million Credit Facility, with option to increase to $225 million** * As of or For the Year Ended June 30, 2018 KIMBALL ELECTRONICS 32 ** As of July 27, 2018

QUESTIONS KIMBALL ELECTRONICS 33

KIMBALL ELECTRONICS (Nasdaq: KE) // (Unaudited) Reconciliation of Non-GAAP Results KIMBALL ELECTRONICS 34

KIMBALL ELECTRONICS (Nasdaq: KE) // (Unaudited) Reconciliation of Non-GAAP Results (In Millions) FY14 FY15 FY16 FY17 FY18 Revenue, as reported $ 742 $ 819 $ 842 $ 931 $ 1,072 Operating Income, as reported $ 29.930 $ 36.355 $ 29.722 $ 43.057 $ 42.348 Add: Spin-off Expenses 2.233 2.594 0.137 - - Add: Restructuring Charges 0.402 - - - - Less: Lawsuit Proceeds 5.688 - - 4.005 - Adjusted Operating Income $ 26.877 $ 38.949 $ 29.859 $ 39.052 $ 42.348 Adjusted Operating Margin 3.6% 4.8% 3.5% 4.2% 4.0% Net Income, as reported $ 24.613 $ 26.205 $ 22.287 $ 34.179 $ 16.752 Add: Spin-off Costs 2.233 2.426 0.085 - - Add: Restructuring Charges 0.251 - - - - Add: Provisional Tax Adj. from Tax Reform - - - - 17.859 Less: Lawsuit Proceeds 3.549 - - 2.499 - Less: Bargain Purchase Gain - - - 0.925 - Adjusted Net Income $ 23.548 $ 28.631 $ 22.372 $ 30.755 $ 34.611 Adjusted Net Income Margin 3.2% 3.5% 2.7% 3.3% 3.2% Adjusted Net Income $ 23.548 $ 28.631 $ 22.372 $ 30.755 $ 34.611 Add Interest, net (0.039) (0.025) 0.001 0.207 0.454 Add Depreciation & Amortization 17.889 19.607 19.869 23.904 26.376 Add Taxes 5.629 8.566 5.689 10.076 10.164 Adjusted EBITDA $ 47.027 $ 56.779 $ 47.931 $ 64.942 $ 71.605 Adjusted EBITDA Margin 6.3% 6.9% 5.7% 7.0% 6.7% KIMBALL ELECTRONICS 35

KIMBALL ELECTRONICS (Nasdaq: KE) // (Unaudited) Reconciliation of Non-GAAP Results (In Millions, except per share data) FY15 FY16 FY17 FY18 Shareholders Equity, as reported $ 312.449 $ 324.369 $ 342.272 $ 355.527 Goodwill & Intangibles $ 7.073 $ 10.784 $ 10.772 $ 10.566 Tangible Book Value $ 305.376 $ 313.585 $ 331.500 $ 344.961 Average Shares Outstanding (Dilluted) 29.388 29.176 27.530 27.007 Tangible BV/Share $ 10.39 $ 10.75 $ 12.04 $ 12.77 Diluted Earnings per Share, as reported $ 0.89 $ 0.76 $ 1.24 $ 0.62 Add: Provisional Tax Adj. from Tax Reform - - - 0.66 Add: Impact of Spin-off Expenses 0.08 0.01 - - Less: Impact of Settlement Proceeds from Lawsuits - - 0.09 - Less: Bargain Purchase Gain - - 0.03 - Adjusted Diluted Earnings per Share $ 0.97 $ 0.77 $ 1.12 $ 1.28 KIMBALL ELECTRONICS 36

KIMBALL ELECTRONICS (Nasdaq: KE) // (Unaudited) Reconciliation of Non-GAAP Results (In Thousands) 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 Operating Income, As Reported (YTD) $ 7,787 $ 16,484 $ 27,305 $ 36,355 $ 6,921 $ 13,854 $ 20,932 $ 29,722 Add: Spin-off Expenses (YTD) 964 2,249 2,571 2,594 137 137 137 137 Less: Lawsuit Proceeds (YTD) - - - - - - - - Adjusted Operating Income (YTD) $ 8,751 $ 18,733 $ 29,876 $ 38,949 $ 7,058 $ 13,991 $ 21,069 $ 29,859 Annualized Adjusted Operating Income 35,004 37,466 39,835 28,232 27,982 28,092 Tax Rate 22.7% 25.5% 26.3% 23.4% 28.8% 29.2% 19.5% 20.4% Tax Effect $7,946 $9,554 $10,477 $9,114 $8,131 $8,171 $5,478 $6,091 After Tax Annualized Adj. Operating Income $27,058 $27,912 $29,358 $29,835 $20,101 $19,811 $22,614 $23,768 Average Invested Capital * $233,902 $236,021 $237,512 $239,463 $255,406 $256,785 $259,557 $263,371 ROIC 11.6% 11.8% 12.4% 12.5% 7.9% 7.7% 8.7% 9.0% * Average Invested Capital is computed using the average quarterly Share Owners’ KIMBALL ELECTRONICS equity plus current and non-current debt less cash and cash equivalents. 37

KIMBALL ELECTRONICS (Nasdaq: KE) // (Unaudited) Reconciliation of Non-GAAP Results (In Thousands) 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 Operating Income, As Reported (YTD) $ 12,822 $ 25,063 $ 34,602 $ 43,057 $ 9,590 $ 19,783 $ 30,994 $ 42,348 Add: Spin-off Expenses (YTD) - - - - - - - - Less: Lawsuit Proceeds (YTD) 4,005 4,005 4,005 4,005 - - - - Adjusted Operating Income (YTD) $ 8,817 $ 21,058 $ 30,597 $ 39,052 $ 9,590 $ 19,783 $ 30,994 $ 42,348 Annualized Adjusted Operating Income 35,268 42,116 40,796 38,360 39,566 41,325 Tax Rate 22.7% 27.0% 24.3% 21.8% 25.7% 23.6% 21.2% 22.7% Tax Effect $8,006 $11,371 $9,913 $8,513 $9,859 $9,338 $8,761 $9,613 After Tax Annualized Adj. Operating Income $27,262 $30,745 $30,883 $30,539 $28,501 $30,228 $32,564 $32,735 Average Invested Capital * $283,490 $286,347 $289,966 $293,516 $316,187 $316,270 $319,484 $319,074 ROIC 9.6% 10.7% 10.7% 10.4% 9.0% 9.6% 10.2% 10.3% * Average Invested Capital is computed using the average quarterly Share Owners’ KIMBALL ELECTRONICS equity plus current and non-current debt less cash and cash equivalents. 38